                                                                EXHIBIT 99(B)(3)

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                         INTERNATIONAL COMPUTEX, INC.



                     PRESENTATION TO THE SPECIAL COMMITTEE
                           OF THE BOARD OF DIRECTORS

                       CONFIDENTIAL DISCUSSION MATERIALS



                                JANUARY 8, 1999

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                               TABLE OF CONTENTS


         .  OVERVIEW................................................... A
            Summary of Discussion Points............................... I
            Deal Valuation Summary..................................... II

         .  ANALYSIS OF INTERNATIONAL COMPUTEX, INC.................... B
            Summary Financial Information.............................. I
            Common Stock Analysis...................................... II
            Total Return Analysis...................................... II

         .  Valuation Analyses......................................... C
            Comparable Public Companies................................ I
            M&A Transactions Multiples................................. II
            Acquisition Premiums Paid.................................. III

         .  SUMMARY OF VALUATION ANALYSES.............................. D

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                                    OVERVIEW






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                                   Summary of
                               DISCUSSION POINTS





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                         SUMMARY OF DISCUSSION POINTS

 .  MERGER BENEFITS TO INTERNATIONAL COMPUTEX SHAREHOLDERS:

      .   Offer Price, net of cash, is 43% higher than current bid price

      .   Cash provides immediate liquidity to shareholders

      . Transaction will eliminate further volatility in the stock price caused by uncertainty in future earnings

      .   Acquiror can close the transaction quickly and efficiently


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 .  MERGER BENEFITS TO INTERNATIONAL COMPUTEX:

     .  Potential to secure new customers with "One Solution" capabilities

          .  Opportunity to exploit niche in the middle market

          . Integrated product offerings will offer flexible solutions with compelling ROI's

     . Eliminate uncertainties in potential customers' minds about International Computex's long term viability

     .  Access to capital-base of $450mm organization

     . Opportunity to grow without the pressure associated with quarterly reporting as a public company

     .  Greater research and development capabilities

     .  Reduce threat of lawsuits by Aspect

     . Access to IHS marketing channels; reduces the need to develop costly direct sales force

     .  Generally improve the competitive position of International Computex

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 .  CURRENT M&A MARKET ENVIRONMENT:

     . In the Software Industry, activity is fueled by acquirors seeking synergies and complementary acquisitions that facilitate cross-selling

     . Acquirors continue to be pressured to access new products and capabilities to defend against competitors and start-ups who are entering new markets

     . Despite significant recent M&A activity in the Software Industry, only a limited number of acquirors disclose data regarding the company acquired, thus limiting the universe of directly comparable transactions

     . High value-added proposition for software companies justifies high acquisition multiples from acquirors

     . Continuing emphasis and interest in ERP-related software solutions generates significant interest in this arena

     . ERP market has become crowded, with competitors spending significant dollars to gain market share


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                             Deal Valuation Summary




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                            DEAL VALUATION SUMMARY

                                                                      International Computer, Inc. Financial Results
                                                                      --------------------------------------------------------------
                                                                                                              LTM ENDED 11/30/98
                                                                                                             ---------------------
                                                                        Net Sales                                     $4,322,087
                                                                        EBITDA                                        (2,117,281)
DEAL TERMS:                                                             EBIT                                          (2,280,706)
--------------------------------------------------------
 Cash Offer Price (1/8/99)                   $9.50                      Net Income                                    (1,842,850)
 Intermediate Computex, Inc. Shares                                     Book Value of Equity                           9,991,174
   Outstanding [1]                       3,577,380
                                     ---------------                    EPS LTM (Actual)                                  ($0.52)
 Total Equity Offer                    $33,985,110                      EPS FY 1998E [4]                                      NA
                                                                        EPS FY 1999E [4]                                      NA
 Total Debt to be Assumed                  $15,002                    --------------------------------------------------------------
 Less Cash [2]                          $8,434,332                    --------------------------------------------------------------
                                     ---------------                  VALUATION RATIOS:

 Total Enterprise Value                $25,565,780                      Total Enterprise Value/Net Sales                    5.92  x
                                     ===============                    Total Enterprise Value/EBITDA                         NM

 Adjusted Offer Per Share [2.3]              $7.15                      Total Enterprise Value/EBIT                           NM
                                                                        Equity VAlue/Net Income                               NM
 ICIQ Bid Price 1/7/99                       $5.88                      Equity Value/Book Value                              3.4  x
                                                                        Share Price/EPS LTM                                   NM
--------------------------------------------------------                Share Price/EPS FY 1998E                              NM
                                                                        Share Price/EPS FY 1999E                              NM

                                                                        Premium over ICIQ Bid Price (1/7/99)                21.6%
                                                                        Adjusted Premium over Bid [5]                      102.8%
                                                                      --------------------------------------------------------------

____________________________
[1]  Excludes unexercised International Computex Inc. options
[2]  For consistency, all cash is assumed used to finance acquisition.
[3] Adjusted Offer per Share reflects value at $9.50 per share for all shares outstanding less cash on the International Computex, Inc. balance sheet.
[4] No research coverage or earnings estimated are currently available for International Computex, Inc.
[5] Adjusted Premium is calculated by taking cash per share ($2.35) out of the current bid price.

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                    Analysis of International Computex, Inc.




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                         Summary Financial Information




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                                                                         ANNUAL FINANCIAL DATA
                                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              YEAR ENDED
                                                --------------------------------------------------------------------
                                                    1997          % OF REVENUE            LTM           % OF REVENUE
                                                -----------       ------------       ------------       ------------
Software Revenues                                  $  214.5                4.1%         $   925.8              21.4%
Consulting Revenues                                 5042.57                               3,396.3
                                                -----------                          ------------
Total Revenues                                     $5,257.1                             $ 4,322.1
Cost of goods sold                                  1,597.3                               1,261.2
                                                -----------       ------------       ------------       -----------

Gross profit                                       $3,659.7               69.6%         $ 3,060.9              70.8%
  Selling, general and administrative               2,275.7               43.3%           6,439.4             149.0%
  Depreciation and amortization                        94.0                                 163.4

Income from operations                             $1,290.0               24.5%         $(2,280.7)            -43.4%
EBITDA                                              1,384.1                              (2,117.3)
Interest income (expense)                           (174.45)                                475.6
                                                -----------     --------------       ------------       -----------

Income before taxes                                 1,115.6               21.2%          (1,805.1)            -34.3%
Income taxes [1]                                      404.9                                  37.7
                                                -----------    ---------------       ------------       -----------

Net income                                         $  710.7               13.5%         $(1,842.8)            -35.1%
                                                ===========    ===============       ============       ===========


Basic average shares outstanding                    3,100.9                               3,577.4

Net income per share                               $   0.23                             $   (0.52)
                                               ============                          ============


_________________________

Information provided by the company.
[1]  1997 figures include Pro Forma Provision found in Company filings.

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                             Common Stock Analysis



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                         INTERNATIONAL COMPUTEX, INC.
                           Price/Volume Performance
                       April 30, 1997 to January 7, 1999

                             [GRAPH APPEARS HERE]




* The Company went public on 4/30/97 with 488,100 shares trading that day, opening at $9.50. The total offering size was 1.13 million.


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                             Total Return Analysis



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                   COMPARATIVE TOTAL RETURNS SINCE 05/02/97


                             [GRAPH APPEARS HERE]




          [X] International Computex, Inc. [*] Median of Comparable
        Companies [#] Average of Comparable Companies [+] Russell 2000
* All data is weekly from 5/2/97 through 1/1/99, and assumes an investment was made on 5/2/97. When a comparable company's IPO occured after 5/2/97, data was complied from the IPO date.

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                              Valuation Analyses



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                              Comparable Public
                                   Companies



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                         COMPARABLE COMPANIES ANALYSIS
                     (IN MILLIONS, EXCEPT PER SHARE DATE)

                                                                   Current                                 Equity
                                                            Year    Price      52 Week Price     Shares    Market       Net
                                                                             ------------------
          Company                                 Ticker    End     1/7/99    High        Low    Outst.    Value      Debt [1]
--------------------------------------------     --------  ------ ---------- -------   -------- --------  --------   ----------
SMALLER ERP PROVIDERS
--------------------------------------------
Aspect Development, Inc. [4]                      ASDV      Dec.   $  38.25  $ 45.00   $ 15.50     30.4   $ 1,164.5  $   (18.6)
Fourth Shift Corporation [5]                      FSFT      Dec.       4.63     5.75      2.25     10.0        46.3       (6.6)
Gensym Corporation [6]                            GNSM      Dec.       3.00     8.88      1.75      6.5        19.4      (13.1)
Indus International, Inc. [7]                     IINT      Dec.       6.50    12.75      2.75     31.3       203,3        6.8
Logility, Inc. [8]                                LGTY      April      3.28    14.00      2.44     13.5        44.2       (1.0)
Made2Manage Systems, Inc. [9]                     MTMS      Dec.      13.50    16.88      5.81      4.5        60.7      (11.4)
Manugistics Group, Inc. [10]                      MANU      Feb.      13.00    66.38      6.13     26.5       344.7       (6.2)
Mapics, Inc.                                      MAPX      Sep.      15.63    23.38     10.75     20.3       317.9      (33.4)
ObjectShare, Inc. [11]                            OBJS      Mar.       1.19     5.25      0.56     12.3        14.6       (3.0)
Project Software & Development, Inc. [12]         PSDI      Sep.      32.75    35.00     12.25     10.0       328.3      (28.5)
QAD, Inc. [13]                                    QADI      Jan.       3.88    17.38      2.88     29.5       114.4      (28.3)
Ross Systems, Inc. [14]                           ROSS      June       4.00     5.41      2.00     21.9        87.5        8.2
Software AG Systems, Inc. [15]                    AGS       Dec.      15.88    33.00     11.13     30.3       480.3      (64.6)
Symix Systems, Inc. [16]                          SYMX      June      21.88    26.38     14.00      6.5       143.1       (2.5)
System Software Associates, Inc. [17]             SSAX      Oct.       6.75    10.13      3.44     47.6       321.3       84.1
Workgroup Technology Corporation                  WKGP      Mar.       2.5?     4.3?      1.56      8.5        21.2      (26.5)

LARGER ERP PROVIDERS
--------------------------------------------
Computer Associates International, Inc. [18]      CA        Mar.   $  46.56  $ 61.94   $ 26.00    528.3   $24,597.1  $ 2,159.6
12 Technologies, Inc. [19]                        ITWO      Dec.      28.31    42.25      9.25     71.2     2,017.2      (95.5)
J.D. Edwards & Company                            JDEC      Oct.      26.00    49.50     22.88    102.0     2,652.9     (176.7)
MicroStrategy, Inc.                               MSTR      Dec.      31.13    46.00     15.88     35.6     1,108.8      (22.4)
Oracle Corporation [20]                           ORCL      May       45.63    47.00     17.75    971.9    44,343.2   (1,320.3)

CAD PROVIDERS
--------------------------------------------
Engineering Animation, Inc. [21]                  EAII      Dec.   $  60.50  $ 72.00   $ 28.33     11.2   $   677.4  $   (12.4)
ModaCAD, Inc.                                     MODA      Dec.      16.25    24.88      6.00      6.1        99.3       (9.4)
OrCAD, Inc. [22]                                  OCAD      Dec.       8.19    12.25      4.00      9.3        76.5      (13.5)
Unigraphics Solutions, Inc. [23]                  UGS       Dec.      14.75    16.00      6.50     36.3       534.9       41.2

International Computex, Inc. [24]                 ICIQ      Dec.   $   5.88  $  5.88   $  1.63      3.6   $    21.0  $    (8.4)

                                                 Market                    Latest Twelve Months
                                                                -------------------------------------------
                                                 Value of           Net                              Net
          Company                                Capital [2]     Revenues    Ebitda      Ebit       Income
--------------------------------------------    -------------   ----------  ---------  ---------   --------
SMALLER ERP PROVIDERS
--------------------------------------------
Aspect Development, Inc. [4]                     $ 1,145.9       $    93.0  $    16.7   $    11.9   $     9.9
Fourth Shift Corporation [5]                          39.8            64.2        3.7         0.5        (1.8)
Gensym Corporation [6]                                 6.3            36.4        0.5        (0.7)       (0.1)
Indus International, Inc. [7]                        210.1           187.2       21.9        13.8        12.2
Logility, Inc. [8]                                    43.2            29.8       (2.5)       (7.6)       (6.6)
Made2Manage Systems, Inc. [9]                         49.4            23.0        3.0         1.7         0.3
Manugistics Group, Inc. [10]                         338.5           195.0       14.0        (6.7)       (2.0)
Mapics, Inc.                                         284.5           129.7       39.1        29.7        18.7
ObjectShare, Inc. [11]                                11.7            36.1       (7.1)       (9.9)      (11.5)
Project Software & Development, Inc. [12]            299.8           120.0       26.5        22.1        11.7
QAD, Inc. [13]                                        86.2           183.9      (14.6)      (22.0)      (23.7)
Ross Systems, Inc. [14]                               95.7            97.4       17.0         4.6         3.1
Software AG Systems, Inc. [15]                       415.6           224.0       50.3        41.?        29.4
Symix Systems, Inc. [16]                             140.6           106.9        3.5         9.0         2.9
System Software Associates, Inc. [17]                405.4           433.8       41.4        (5.2)      (50.1)
Workgroup Technology Corporation                      (5.3)            7.8      (10.0)      (10.9)       (9.1)

LARGER ERP PROVIDERS
--------------------------------------------
Computer Associates International, Inc. [18]     $26,756.8       $ 4,969.0  $ 2,444.0   $ 2,112.0   $ 1,228.7
12 Technologies, Inc. [19]                         1,921.8           302.3       47.4        39.2        22.2
J.D. Edwards & Company                             2,476.2           843.5      113.3        85.3        59.6
MicroStrategy, Inc.                                1,086.4            89.5        8.4         5.8         3.9
Oracle Corporation [20]                           43,022.9         7,524.1    1,811.9     1,473.1     1,000.2

CAD PROVIDERS
--------------------------------------------
Engineering Animation, Inc. [21]                 $   665.0       $    72.9  $    19.5   $    15.6   $     2.8
ModaCAD, Inc.                                         90.0             8.7       (0.5)       (2.3)       (1.8)
OrCAD, Inc. [22]                                      63.0            29.6        5.6         3.9         3.4
Unigraphics Solutions, Inc. [23]                     576.1           373.4       60.1        33.8        27.6

International Computex, Inc. [24]                $    12.6             4.3  $    (2.1)  $    (2.3)  $    (1.8)

                                                         First Call
                                                      EPS Estimates [3]
                                                ------------------------------
          Company                                 LTM       1998E      1998E
--------------------------------------------    -------   ---------  ---------
SMALLER ERP PROVIDERS
--------------------------------------------
Aspect Development, Inc. [4]                     $ 0.22     $ 0.45     $ 0.63
Fourth Shift Corporation [5]                      (0.52)      0.16       0.34
Gensym Corporation [6]                            (0.01)      0.01       0.34
Indus International, Inc. [7]                      0.33       0.22       0.40
Logility, Inc. [8]                                (0.49)     (0.55)      0.10
Made2Manage Systems, Inc. [9]                      0.10       0.42       0.60
Manugistics Group, Inc. [10]                      (0.01)     (0.59)     (0.42)
Mapics, Inc.                                       0.81       0.85       1.10
ObjectShare, Inc. [11]                            (0.98)        NA         NA
Project Software & Development, Inc. [12]          1.16       1.55       1.92
QAD, Inc. [13]                                    (0.78)     (0.76)      0.12
Ross Systems, Inc. [14]                            0.14       0.25       0.40
Software AG Systems, Inc. [15]                     1.00         NA         NA
Symix Systems, Inc. [16]                           0.44       0.85       1.09
System Software Associates, Inc. [17]             (1.08)     (0.48)        NA
Workgroup Technology Corporation                  (1.09)        NA         NA

LARGER ERP PROVIDERS
--------------------------------------------
Computer Associates International, Inc. [18]     $ 2.18     $ 2.22     $ 2.46
12 Technologies, Inc. [19]                         0.31       0.36       0.50
J.D. Edwards & Company                             0.58       0.70       0.92
MicroStrategy, Inc.                                0.10       0.15       0.30
Oracle Corporation [20]                            1.01       1.11       1.36

CAD PROVIDERS
--------------------------------------------
Engineering Animation, Inc. [21]                 $ 0.33     $ 0.33     $ 1.50
ModaCAD, Inc.                                     (0.23)     (0.23)        NA
OrCAD, Inc. [22]                                   0.47       0.47       0.84
Unigraphics Solutions, Inc. [23]                   0.85       0.85       0.97

International Computex, Inc. [24]                $(0.52)    $(0.52)        NA

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                        comparable COMPANIES ANALYSIS
                     (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                        Total Debt
                                                    Latest                            Net       Return     to BV     3-Year
                                                    Twelve     EBITDA      EBIT      Income       on      of Total    CAGR
Company                                             Months     Margin     Margin     Margin     Equity     Capital    Sales
--------------------------------------------       --------   --------  ---------   ---------  ---------  ---------  --------
SMALLER ERP PROVIDERS
--------------------------------------------
Aspect Development, Inc. (4)                        Sep-98       18.0%      12.8%     10.6%      12.8%       0.0%     79.1%
Fourth Shift Corporation (5)                        Sep-98        5.8%       0.9%     -2.9%     -34.1%      23.0%     18.6%
Gensym Corporation (6)                              Sep-98        1.4%      -1.9%     -0.2%      -0.4%       0.0%     12.3%
Indus International, Inc. (7)                       Sep-98       11.7%       7.4%      6.5%         MN      25.6%     31.9%
Logility, Inc. (8)                                  Oct-98       -8.5%     -25.6%    -22.2%     -22.7%       0.0%     44.4%
Made2Manage Systems, Inc. (9)                       Sep-98       13.0%       7.4%      1.1%       1.4%       0.0%     65.0%
Manugistics Group, Inc. (10)                        Aug-98        7.2%      -3.4%     -1.0%       1.2%       0.0%     12.2%
Mapics, Inc.                                        Sep-98       30.1%      22.9%     14.4%      39.9%       0.0%     17.3%
ObjectShare, Inc. (11)                              Sep-98      -19.6%     -27.4%    -31.9%    -229.5%       0.0%        NM
Project Software & Development, Inc. (12)           Jun-98       22.1%      18.4%      9.8%      14.2%       0.0%     38.6%
QAD, Inc. (13)                                      Oct-98        7.9%     -12.0%    -12.9%     -29.0%       0.0%     35.8%
Ross Systems, Inc. (14)                             Sep-98       17.4%       4.7%      3.1%       8.9%      32.4%     14.6%
Software AG Systems, Inc. (15)                      Sep-98       22.5%      18.6%     13.1%      25.4%       0.0%      9.0%
Symix Systems, Inc. (16)                            Sep-98        3.3%       8.4%      2.7%       8.7%       2.7%     46.0%
System Software Associates, Inc. (17)               Jul-98        9.5%       1.2%    -11.6%    -325.5%      90.5%      7.3%
WORKGROUP TECHNOLOGY CORPORATION                    Sep-98     -127.2%    -138.8%   -116.0%     -35.2%       0.0%        NM
---------------------------------------------------------------------------------------------------------------------------
Mean                                                             -0.1%      -6.8%     -8.6%     -37.6%      10.9%     30.9%
Median                                                            8.4%       2.8%      0.4%      -0.4%       0.0%     25.2%
---------------------------------------------------------------------------------------------------------------------------

LARGER EPR PROVIDERS
--------------------------------------------
Computer Associates International, Inc. (18)        Sep-98       49.2%      42.5%     24.7%      47.4%      45.4%     16.0%
12 Technologies, Inc. (19)                          Sep-98       15.7%      13.0%      7.3%      10.2%       0.0%    156.4%
J.D. Edwards & Company                              Jul-98       13.4%      10.1%      7.1%      11.3%       0.0%     37.9%
MicroStrategy, Inc.                                 Sep-98        9.4%       6.4%      4.4%       9.0%      14.7%    134.0%
Oracle Corporation (20)                             Aug-98       24.1%      19.6%     13.3%      32.5%       9.1%     30.1%
---------------------------------------------------------------------------------------------------------------------------
Mean                                                             22.4%      18.3%     11.4%      22.1%      13.9%     74.9%
Median                                                           15.7%      13.0%      7.3%      13.3%       9.1%     37.9%
---------------------------------------------------------------------------------------------------------------------------

CAD PROVIDERS
--------------------------------------------
Engineering Animation, Inc. (21)                    Sep-98       26.8%      21.4%      3.9%       3.8%       6.1%    101.5%
ModaCAD, Inc,                                       Sep-98       -6.0%     -26.7%    -20.2%      -9.4%       0.0%     14.9%
OrCAD, Inc. (22)                                    Sep-98       18.8%      13.2%     11.6%       7.2%       0.0%     37.7%
Unigraphics Solutions, Inc. (23)                    Sep-98       16.1%       9.1%      7.4%      35.5%      46.7%      8.4%
---------------------------------------------------------------------------------------------------------------------------
Mean                                                             13.9%       4.2%      0.7%       9.3%      13.2%     40.6%
Median                                                           17.5%      11.2%      5.6%       5.5%       3.1%     26.3%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Mean for All                                                      6.6%       0.0%     -3.1%     -17.5%      11.8%     42.1%
Median for All                                                   13.0%       7.4%      3.9%       8.0%       0.0%     31.9%
---------------------------------------------------------------------------------------------------------------------------

International Computex, Inc. (24)                   Sep-98      -49.0%     -52.8%    -42.6%     -18.6%       0.0%     13.3%

                                                                                                                          1999
                                                        Market Value             MV of                                   P/E to
                                                  of Capitalization to LTM     Equity/BV     CURRENT SHARE PRICE/EPS     Growth
Company                                           Sales    EBITDA    EBIT      of Equity    LTM       1998E     1999E     Rate
--------------------------------------------     -------  -------- --------  ------------  ------   --------  --------  --------
SMALLER ERP PROVIDERS
--------------------------------------------
Aspect Development, Inc. (4)                      12.3 x    68.5    96.0 x      15.1 x     170.2 x    85.0      60.7     151.8%
Fourth Shift Corporation (5)                       0.6      10.8    72.5         8.6          NM      28.9      13.6     121.1%
Gensym Corporation (6)                             0.2      12.3      NM         1.0          NM     650.0      19.1       0.6%
Indus International, Inc. (7)                      1.1       9.6    15.3          NM          NM      14.9       8.2      10.0%
Logility, Inc. (8)                                 1.5        NM      NM         1.5          NM        NM     135.0        NM
Made2Manage Systems, Inc. (9)                      2.1      16.5    29.1         3.5       125.5      31.0      21.7      50.6%
Manugistics Group, Inc. (10)                       1.7      24.1      NM         2.1          NM        NM     (37.2)       NM
Mapics, Inc.                                       2.2       7.3     9.6         6.8         1.5       1.4       1.1       3.7%
ObjectShare, Inc. (11)                             0.3        NM      NM         2.9          NM        NA        NA        NA
Project Software & Development, Inc. (12)          2.5      11.3    13.6         4.0         3.3       2.5       2.0       8.5%
QAD, Inc. (13)                                     0.5        NM      NM         1.4          NM        NM      33.3        NM
Ross Systems, Inc. (14)                            1.0       5.6    20.8         2.5       109.8      63.5        NA        NA
Software AG Systems, Inc. (15)                     1.9       8.3    10.0         1.2        22.0        NA        NA        NA
Symix Systems, Inc. (16)                           1.3      40.4    15.6         4.3        15.3       7.9       6.2      21.9%
System Software Associates, Inc. (17)              0.9       9.8      NM        20.9          NM        NM        NA        NA
WORKGROUP TECHNOLOGY CORPORATION                    NM       0.5     0.5         0.0          NM        NA        NA        NA
-------------------------------------------------------------------------------------------------------------------------------
Mean                                               2.0 x    17.3 x  28.3 x       5.3 x      63.9 x    98.3 x    24.0      32.4%
Median                                             1.3      10.8    15.4         3.5        22.0      28.9      13.6      11.1%
-------------------------------------------------------------------------------------------------------------------------------

LARGER EPR PROVIDERS
--------------------------------------------
Computer Associates International, Inc. (18)       5.4      10.9    12.7         9.5        21.3      21.0      18.9     175.1%
12 Technologies, Inc. (19)                         6.4      40.5    49.0         9.3        92.7      78.6      56.6     145.6%
J.D. Edwards & Company                             2.9      12.9    29.0         5.0        44.8      37.1      28.3      89.9%
MicroStrategy, Inc.                               12.1     129.4   188.8        25.5       311.3     207.5     103.8     103.8%
Oracle Corporation (20)                            5.7      23.7    29.2        14.4        45.3      41.1      33.5     149.0%
-------------------------------------------------------------------------------------------------------------------------------
Mean                                               6.5 x    45.3 x  61.7        12.7 x     103.1 x    77.1 x    48.2 x   132.7%
Median                                             5.7      23.7    29.2         9.5        45.3      41.1      33.5     145.6%
-------------------------------------------------------------------------------------------------------------------------------

CAD PROVIDERS
--------------------------------------------
Engineering Animation, Inc. (21)                   9.1      34.1    42.6         9.1       182.5      65.8      40.3      64.0%
ModaCAD, Inc.                                     10.3        NM      NM         5.3          NM        NA        NA        NA
OrCAD, Inc. (22)                                   2.1      11.3    16.1         1.6        17.5      15.2       9.7      17.5%
Unigraphics Solutions, Inc. (23)                   1.5       9.6    17.0         6.9        17.4      20.2      15.2      46.3%
-------------------------------------------------------------------------------------------------------------------------------
Mean                                               5.8 x    18.3 x  25.2 x       5.7 x      72.5 x    33.7 x    21.8 x    42.6%
Median                                             5.6      11.3    17.0         6.1        17.5      20.2      15.2      46.3%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Mean for All                                       3.6 x    24.1 x  37.1 x       6.9 x      78.7 x    ???^      80.0 x    65.6%
Median for All                                     2.0      11.3    18.9         4.7        44.8      31.0      ???^      ???^
-------------------------------------------------------------------------------------------------------------------------------

International Computex, Inc. (24)                  2.9 x    (5.9)x  (5.5)x       1.0 x        NM        NA        NA        NA

________________________________________________________________________________
                    INVESTMENT BANKING SERVICES SINCE 1932

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         Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         COMPARABLE COMPANIES ANALYSIS
                                   FOOTNOTES



------------------
[1] Net debt equals short-term debt plus long-term debt, less cash and cash equivalents.

[2]  Market value of capitalization equals market value of equity plus net debt.

[3] EPS estimates are from First Call and are shifted to reflect calendar year ends, except as otherwise noted.

[4] ASDV Financials for the year ended 12/31/97 exclude $4.3 million in pre-tax expenses related to merger costs.

[5] FSFT financials for the year ended 12/31/97 excluded $2.6 million in pre-tax expenses due to restructuring charges.

[6] GNSM financials for the nine months ended 9/30/97 and the year ended 12/31/91 excluded $1.6 million in pre-tax expenses due to restructuring charges.

[7] INT financials for the year ended 12/31/97 and the nine months ended 9/30/97 exclude a $12.1 million pre-tax charge due to restructuring and merger expenses.

[8] LGTY financials for the six months ended 10/31/98 exclude a $1.3 million pre-tax charge related to the write-off of software development costs.

[9] MTMS financials for the nine months ended 9/30/98 exclude a $3.0 million expense for acquired in-process technology.

[10] MNAU financials for six months ended 8/31/98 exclude $3.1 million in acquisition related expenses. The financials for the year ended 2/26/98 exclude a $47.3 million in purchased R&D related to acquisitions.

[11] OBJS financials for the six months ended 9/30/98 exclude a gain of $167,000 in restructuring costs. Financials for six months ended 9/30/97 exclude a charge of $2.8 million related to restructuring costs and financials for the year ended 3/31/98 exclude a $3.5 million charge in acquired R&D and $5.2 million for restructuring and merger-related costs.

[12] PSDI financials for fiscal year ended 9/30/98 exclude a $9.2 million in charges for purchased in-process product development.

[13] QAD financials for the nine months ended 10/31/98 exclude a restructuring charge of $3.9 million. Depreciation for the nine months stub periods has been estimated by applying the historical depreciation as a percentage of revenues rate of 10%.

[14] Gross financials for the year ended 6/30/98 and the three months ended
     9/30/97 exclude a gain of $381,000 from litigation.

[15] AGS financials for the year ended 21/31/97 and the nine months ended
     9/30/97 exclude $6.1 million write-off of acquired in-process R&D costs.

[16] SYMX financials for the year ended 6/30/98 exclude a charge of $6.5 million for restructuring.

[17] SSAX financials for the year ended 10/31/97 exclude $4.9 million in special charges related to lawsuits. The nine months ended 7/31/97 excludes $1.7 million in special charges related to a lawsuit and the nine months ended 7/31/97 excludes $1.1 million in special charges and $122.5 million in restructuring charges.

[18] CA financials for the six months ended 9/30/98 exclude a one-time charge of $1,071 million due to stock plan for executives.

[19] ITWOLTM financials exclude charges for the acquisition of in-process R&D of $9.3 million, $5.6 million and $7.0 million for the year ended 12/31/97, the nine months ended 9/30/97 and the nine months ended 9/30/98, respectively.

[20] ORCL financials for the three months ended 8/31/97 and the year ended
     5/31/97 exclude $167.1 million in charges related to acquired in-process
     R&D.

[21] EAII net income and EPS does not include minority interest. The financials for the nine months ended 9/30/98 exclude $18.4 million in acquisition and non-recurring charges. The year ended 12/31/97 financials excludes $8.8 million in acquisitions costs.

[22] OCAD financials for the nine months ended 9/30/97 and the year ended
     12/31/97 exclude a charge of $2.2 million for the acquisition of in-process R&D. The financials for the nine months ended 9/30/98 exclude a charge of $4.1 million for merger and acquisitions costs.

[23] UGS financials for the nine months ended 9/30/98 exclude $42.5 million in charges related to the acquisition of in-process R&D. Depreciation for the stub periods was estimated by applying the historical percentage of depreciation to revenues of 7%.

[24] RCIQ LTm results are through 11/30/98. Market value of capital figures are net of cash.


--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO]  INVESTMENT BANKING GROUP
        Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------



                          M&A Transactions Multiples



--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                 COMPARABLE MERGERS AND ACQUISITIONS ANALYSIS
                             (DOLLARS IN MILLIONS)
        TRANSACTIONS CLOSED BETWEEN JUNE 1, 1995 AND DECEMBER 31, 1998

   DATE
 EFFECTIVE          ACQUIROR NAME                      TARGET NAME                        TARGET BUSINESS DESCRIPTION
-----------   -----------------------------      ---------------------------      ---------------------------------------------
SIC CODE 7372, ERP SOFTWARE TARGETS [3]
--------------------------------------

 12/31/98     Informix Corporation               Red Brick Systems, Inc. [4]      Develop software
 12/31/98     Platinum Software Corporation      DataWork Corporation [5]         Develop computer integrates systems
 12/31/98     Eclipsys Corporation               Transistion System, Inc.         Develop healthcare software
 05/18/98     Siebel Systems, Inc.               Scopus Technology, Inc. [6]      Develop market client/server software
 02/13/98     Manugistics Group, Inc.            ProMIRA Software, Inc. [7]       Provider of supply-chain planning software
 11/25/97     Aspect Development, Inc.           CADIS, Inc.                      Develop object-oriented software
 10/02/97     Symix Systems, Inc.                Pritsker Corporation [8]         Markets ERP software to manufactures
 08/26/97     BAAN Company N.Y.                  Auram Software, Inc. [9]         Develop sales and marketing software
 11/11/96     Computer Associates Intl. Inc.     Cheyenne software, Inc.          Develop computer software
 06/01/95     Computer Associates Intl. Inc.     Legent Corporation               Develop computer software

 01/07/99     Information Handling Systems       International Computex, Inc.     Develop and Market CMS software solutions

   DATE                                           TRANSACTION        ENTERPRISE        EQUITY       BOOK
 EFFECTIVE          ACQUIROR NAME                 VALUE [1]          VALUE [2]        VALUE        VALUE
-----------   -----------------------------     ---------------    --------------    ----------   ---------
 12/31/98     Informix Corporation                 $   74.6           $   67.4         $   74.6     $ 16.0
 12/31/98     Platinum Software Corporation           146.5              125.0            146.5       94.6
 12/31/98     Eclipsys Corporation                    168.4              129.7            168.4       84.3
 05/18/98     Siebel Systems, Inc.                    391.8              346.6            381.4       98.8
 02/13/98     Manugistics Group, Inc.                  64.5               64.5             63.3       (3.8)
 11/25/97     Aspect Development, Inc.                 32.0               27.8             32.0      (19.2)
 10/02/97     Symix Systems, Inc.                       9.6               10.1              9.6        1.4
 08/26/97     BAAN Company N.Y.                       283.0              236.2            275.0       48.2
 11/11/96     Computer Associates Intl. Inc.        1,160.8            1,109.6          1,160.8      147.0
 06/01/95     Computer Associates Intl. Inc.        1,817.3            1,714.9          1,854.4      769.0

 01/07/99     Information Handling Systems         $   34.0           $   25.6         $   34.0     $ 10.0

--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO]    INVESTMENT BANKING GROUP
          Interstate/Johnson Lane Corporation
--------------------------------------------------------------------------------

                 COMPARABLE MERGERS AND ACQUISITIONS ANALYSIS
                             (dollars in millions)
        Transactions closed between June 1, 1995 and December 31, 1998

                                                                      Target Values - Latest Twelve Months (LTM)      Enterprise
                                                                      ------------------------------------------
   Date                                                                  Net                               Net          Value/
Effective  Acquiror Name                   Target Name                  Sales       EBITDA     EBIT      Income        Net Sales
--------- -----------------------------  ---------------------------- ----------   -------    ------    --------     ------------
SIC Code 7372, ERP Software Target (3)
---------------------------------------
12/31/98   Informix Corporation            Red Brick Systems, Inc. [A]     $39.8         NA    ($14.7)   ($14.6)         1.7 x
12/31/98   Platinum Software Corporatio    DataWorks Corporation [B]       171.2      $20.1      13.0       8.9          0.7
12/31/98   Eclipsys Corporation            Transistion Systems, Inc.        44.0       31.5      32.4       8.9          3.0
05/18/98   Siebel Systems, Inc.            Scopus Technology, Inc. [4]      87.6       13.8      10.1       8.1          4.0
02/13/98   Manugistics Group, Inc.         ProMIRA, Software, Inc.           3.8         NA      (2.2)     (2.0)        17.0
11/25/97   Aspect Development, Inc.        CADIS, Inc.                       6.3       (6.5)     (7.2)     (6.8)         4.4
10/05/98   Symix Systems, Inc.             Pritsker Corporation [6]          3.8        0.8       0.1       0.0          2.7
08/26/97   BAAN Company NV.                Aurum Software, Inc. [7]         37.5        2.5       1.2       1.5          6.3
11/11/96   Computer Associates Intl. Inc.  Cheyenne Software, Inc. [8]     184.4       44.1      34.6      23.4          6.0
06/01/95   Computer Associates Intl. Inc.  Legent Corporation              511.6      147.2      96.6      62.3          3.4

          ----------------------------------------------------------------------------------------------------------------------
           Low                                                                                                           0.7 x
           High                                                                                                         17.0
           Mean                                                                                                          4.9
           Median                                                                                                        3.7
          ----------------------------------------------------------------------------------------------------------------------

12/23/98   Information Handling System International Computex, Inc.         $4.3      ($2.1)    ($2.3)    ($1.8)         5.9 x

                                                                          Enterprise  Enterprise Enterprise   Enterprise
   Date                                                                     Value/      Value/     Value/       Value/
Effective  Acquiror Name                   Target Name                      EBITDA       EBIT    Net Income   Book Value
--------- -----------------------------  ----------------------------     ----------  --------- ------------ ------------
SIC Code 7372, ERP Software Target (3)
---------------------------------------
12/31/98   Informix Corporation            Red Brick Systems, Inc. [A]        NA         NM            NM        4.7 x
12/31/98   Platinum Software Corporatio    DataWorks Corporation [B]         6.2  x     9.6 x        16.4 x      1.5
12/31/98   Eclipsys Corporation            Transistion Systems, Inc.         4.1        4.0          19.0        2.0
05/18/98   Siebel Systems, Inc.            Scopus Technology, Inc. [4]      25.1       34.2          47.1        3.9
02/13/98   Manugistics Group, Inc.         ProMIRA, Software, Inc.            NM         NM            NM         NM
11/25/97   Aspect Development, Inc.        CADIS, Inc.                        NM         NM            NM         NM
10/05/98   Symix Systems, Inc.             Pritsker Corporation [6]         12.8      106.7       1,917.7        7.0
08/26/97   BAAN Company NV.                Aurum Software, Inc. [7]         96.3      195.2         178.8        5.7
11/11/96   Computer Associates Intl. Inc.  Cheyenne Software, Inc. [8]      25.2       32.1          49.5        7.9
06/01/95   Computer Associates Intl. Inc.  Legent Corporation               11.6       17.8          29.8        2.4

         ---------------------------------------------------------------------------------------------------------------
           Low                                                               4.1  x     4.0 x        16.4 x      1.5 x
           High                                                             96.3      195.2       1,917.7        7.9
           Mean                                                             25.9       57.1         322.6        4.4
           Median                                                           12.8       32.1          47.1        4.3
         ---------------------------------------------------------------------------------------------------------------

12/23/98   Information Handling System International Computex, Inc.           NM         NM          NM        3.4 x


--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

     [LOGO] INVESTMENT BANKING GROUP
     Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                 COMPARABLE MERGERS AND ACQUISITIONS ANALYSIS
                                  (footnotes)


_________________________
Source: Securities Data Company and SEC filings.

All operating data are latest twelve months.

 NA = Not Available

 NA = Not Meaningful

[1] Transaction Value represents the announced purchase price or the total consideration paid including transaction fees and expenses, where available.

[2] Enterprise Value represents the equity value paid in the transaction plus net debt. Net cash is subtracted from enterprise value.

[3]  SIC Code 7372 includes ERP Software and CAD related software.

[4] Excludes $96,000 and $130,000 in minority interest for the nine months ended 9/30/97 and the year ended 12/31/97, respectively.

[5]  Excludes $15.7 million in acquisition costs for the year ended 12/31/97.

[6] Scopus Technology LTM results do not include a pre-tax merger termination charge of $3.298 million.

[7]  LTM Depreciation expense for ProMIRA is not available.

[8] Pritsker LTM Depreciation is calculated using historical averages and six month figures through June 1997.

[9] Aurum Software interim depreciation figures were not available. LTM depreciation from the company's December 1996 10-K is used in this analysis.

[10] Cheyenne Software LTM are not available. LTM results calculated by adding last six months figures to 1/2 of latest available annual figures.

--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO]  INVESTMENT BANKING GROUP
        Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------



                           Acquisition Premiums Paid



--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO]    INVESTMENT BANKING GROUP APPEARS HERE]
          Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                    ACQUISITION PREMIUMS PAID ANALYSIS [1]
                         FROM 1/1/98 THROUGH 12/31/98

                                                                                  Value of          Premium           Premium
  Date                                                                           Transaction      1 day prior       1 week prior
Announced   Acquiror Name                    Target Name                           ($ mil)        to Ann. Date      to Ann. Date
---------   -----------------------------    -------------------------------     -----------      ------------      ------------
 01/12/99   Research Institute of America    Computer Language Research Inc.     $     325.4             60.7%             62.2%
 01/27/98   Sage Group PLC                   State of the Art Inc.                     245.2             33.3%             35.4%
 02/02/98   BMC Software Inc.                BGS Systems Inc.                          306.9             23.3%             32.4%
 02/23/98   Network Associates Inc.          Trusted Information Systems               322.1             59.9%             84.6%
 02/24/98   Siebel PLC [2]                   Wonderware Corp                           362.7             50.0%             59.3%
 02/02/98   Siebel Systems Inc.              Scopus Technology Inc.                    460.0             58.5%             93.6%
 03/16/98   PLATINUM Technology Ltd          Logic Works Inc.                          212.9             13.0%             36.2%
 03/17/98   CBT Group PLC                    ForeFront Group Inc.                      147.5             17.3%             29.4%
 04/16/98   Phoenix Technologies Ltd         Award Software International              129.5             12.9%             21.3%
 04/17/98   Sterling Commerce Inc.           XcelleNet Inc.                            214.3              6.1%             12.5%
 06/17/98   Micro Focus Group PLC            Intersolv Inc.                            532.0             56.2%             41.0%
 06/22/98   Learning Co Inc.                 Broderbund Software Inc.                  424.3             21.2%             16.4%
 07/23/98   HBO & Co                         IMNET Systems Inc.                        261.5             55.6%             59.3%
 07/28/98   Network Associates Inc.          CyberMedia Inc.                           130.1             25.6%             38.2%
 10/12/98   Applied Materials Inc.           Consilium Inc.                             45.2            145.7%            145.7%
 10/16/98   Affiliated Computer Services     BRC Holdings Inc.                         165.4             17.1%             16.9%
 12/31/98   Informix Corporation             Red Brick Systems, Inc.                    30.2             15.8%             22.6%
 01/01/99   Platinum Software Corporation    DataWorks Corporation                      92.9              8.3%             49.6%
 01/02/99   Eclipsys Corporation             Transistion Systems, Inc.                 134.3             57.5%             49.9%

                                             ------------------------------------------------------------------------------------
                                             Mean                                $     239.1             38.8%             47.7%

                                             Median                                    214.3             25.6%             38.2%
                                             ------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 01/08/98   Information Handling Systems     International Computex, Inc. [3]    $      25.6             21.7%             63.4%

 01/08/98   Information Handling Systems     International Computex, Inc. [3,4]         25.6            102.8%            253.1%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Premium
  Date                                                                                        4 weeks prior
Announced   Acquiror Name                    Target Name                                      to Ann. Date
---------   -----------------------------    -------------------------------                  -------------
 01/12/99   Research Institute of America    Computer Language Research Inc.                          69.8%
 01/27/98   Sage Group PLC                   State of the Art Inc.                                    35.4%
 02/02/98   BMC Software Inc.                BGS Systems Inc.                                         42.9%
 02/23/98   Network Associates Inc.          Trusted Information Systems                              92.3%
 02/24/98   Siebel PLC [2]                   Wonderware Corp                                          79.4%
 02/02/98   Siebel Systems Inc.              Scopus Technology Inc.                                  100.1%
 03/16/98   PLATINUM Technology Ltd          Logic Works Inc.                                         57.1%
 03/17/98   CBT Group PLC                    ForeFront Group Inc.                                     48.5%
 04/16/98   Phoenix Technologies Ltd         Award Software International                             53.1%
 04/17/98   Sterling Commerce Inc.           Xcellenet Inc.                                            7.7%
 06/17/98   Micro Focus Group PLC            Intersolv Inc.                                           52.1%
 06/22/98   Learning Co Inc.                 Broderbund Software Inc.                                 19.0%
 07/23/98   HBO & Co                         IMNET Systems Inc.                                       62.5%
 07/28/98   Network Associates Inc.          CyberMedia Inc.                                         117.1%
 10/12/98   Applied Materials Inc.           Consilium Inc.                                          145.7%
 10/16/98   Affiliated Computer Services     BRC Holdings Inc.                                        15.2%
 12/31/98   Informix Corporation             Red Brick Systems, Inc.                                  12.7%
 01/01/99   Platinum Software Corporation    DataWorks Corporation                                     8.3%
 01/02/99   Eclipsys Corporation             Transistion Systems, Inc.                                72.5%

                                             ---------------------------------------------------------------
                                             Mean                                                     57.4%

                                             Median                                                   53.1%
                                             ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 01/08/98   Information Handling Systems     International Computex, Inc [3]                          19.2%

 01/08/98   Information Handling Systems     International Computex, Inc. [3,4]                       95.9%
------------------------------------------------------------------------------------------------------------

_____________________________
[1] Includes only transactions of target companies within the SIC code
    7372-pre-packaged software where the target company was publicly traded.

[2] The consideration to be paid was Siebel's stock and the value of the transaction is based on Siebel's price one day prior to announcement.

[3] ICIQ's price premium is calculated by using the offer price, net of cash, and the bid price on the appropriate day.

[4] ICIQ's price premium is calculated by subtracting net cash per share from the current bid price and the offer price.



--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO] INVESTMENT BANKING GROUP
       Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                    ACQUISITION PREMIUMS PAID ANALYSIS [1]
                         FROM 1/1/98 THROUGH 12/31/98

  Date                                                                      Transaction  1 day prior   1 week prior  4 weeks prior
Announced   Acquiror Name                   Target Name                       ($ mil)    To Ann. Date  To Ann. Date  To Ann. Date
---------   -----------------------------   ------------------------------- -----------  ------------  ------------  ------------
 01/12/98   Research Institute of America   Computer Language Research Inc.  $  325.4           60.7%        62.2%           68.8%
 01/27/98   Sage Group PLC                  State of the Art Inc.               245.2           33.3%        35.4%           35.4%
 02/02/98   BMC Software Inc.               BGS Systems Inc.                    306.9           23.3%        32.4%           42.9%
 02/23/98   Network Associates Inc.         Trusted Information Systems         322.1           50.9%        84.6%           92.3%
 02/24/98   Siebel PLC [2]                  Wonderware Corp                     362.7           50.0%        59.3%           79.4%
 03/02/98   Siebel Systems Inc.             Scopus Technology Inc.              460.0           58.5%        93.6%          100.1%
 03/16/98   PLATINUM Technology Inc.        Logic Works Inc.                    212.9           13.0%        36.2%           57.1%
 03/17/98   CBT Group PLC                   ForeFront Group Inc.                147.5           17.3%        29.4%           48.5%
 04/16/98   Phoenix Technologies Ltd        Award Software International        129.5           12.9%        21.3%           53.1%
 04/17/98   Sterling Commerce Inc.          XcelleNet Inc.                      214.3            6.1%        12.5%            7.7%
 06/17/98   Micro Focus Group PLC           Intersolv Inc.                      532.0           56.2%        41.0%           52.1%
 06/22/98   Learning Co Inc.                Broderbund Software Inc.            424.3           21.2%        16.4%           19.0%
 07/23/98   HBO & Co                        IMNET Systems Inc.                  261.5           55.6%        59.3%           62.5%
 07/28/98   Network Associates Inc.         CyberMedia Inc.                     130.1           25.6%        38.2%          117.1%
 10/12/98   Applied Materials Inc.          Consilium Inc.                       45.2          145.7%       145.7%          145.7%
 10/16/98   Affiliated Computer Services    BRC Holdings Inc.                   165.4           17.1%        16.9%           15.2%
 12/31/98   Informix Corporation            Red Brick Systems, Inc.              30.2           15.8%        22.6%           12.7%
 01/01/99   Platinum Software Corporation   DataWorks Corporation                92.9            8.3%        49.6%            8.3%
 01/02/99   Eclipsys Corporation            Transistion Systems                 134.3           57.5%        49.9%           72.5%

                                            --------------------------------------------------------------------------------------
                                            Mean                             $  239.1           38.8%        47.7%           57.4%

                                            Median                              214.3           25.6%        38.2%           53.1%
                                            --------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 01/08/99   Information Handling systems    International Computex, Inc. [3] $   25.6           61.7%       117.1%           58.3%
----------------------------------------------------------------------------------------------------------------------------------

____________________________
[1] Includes only transactions of target companies within the SIC code
    7372-pre-packaged software where the target company was publicly traded. [2] The consideration to be paid was Siebel's stock and the value of the transaction is based on Siebel's price one day prior to announcement. [3] ICIQ's price premium is calculated by using the offer price and the bid price on the appropriate day.


--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO]  INVESTMENT BANKING GROUP
        Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------



                             Summary of Valuation
                                   Analyses


--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         SUMMARY OF VALUATION ANALYSES
                             (DOLLARS IN MILLIONS)

M&A TRANSACTION MULTIPLES:                      Median Multiple     ICIQ Fin. Data [1]     Implied Value of Equity [2]   Per Share
-------------------------                       ---------------     ------------------     ---------------------------   ---------
  Enterprise Value/LTM Net Sales                          3.7 x                 $ 4.3                        $ 15.8          $4.41

COMPARABLE GROUP LTM MULTIPLES [3]:
----------------------------------
  Enterprise Value/Net Sales (Small cos.)                 1.3 x                 $ 4.3                        $  5.7          $1.59
  Enterprise Value/Net Sales (Large cos.)                 5.7                     4.3                          24.7           6.91
  Enterprise Value/Net Sales (CAD cos.)                   5.6                     4.3                          24.3           6.80
  Enterprise Value/Net Sales (Blended) [4]                3.1                     4.3                          13.2           3.69

                                                                    --------------------------------------------------------------
                                                                              Average                        $16.98          $4.75
                                                                    --------------------------------------------------------------

ACQUISITION PREMIUMS PAID: [5]                  Median Premium     ICIQ Mkt. Value [1]       Implied Value of Equity
------------------------------                  --------------     -------------------       -----------------------
  1 Day Prior to Announcement                            25.6%                  $12.6                        $15.84          $4.43
  1 Week Prior to Announcement                           38.2%                    7.2                         10.01           2.80
  4 Weeks Prior to Announcement                          53.1%                   13.1                         19.99           5.59

                                                                    --------------------------------------------------------------
                                                                              Average                        $15.28          $4.27
                                                                    --------------------------------------------------------------

IHS/ICIO TRANSACTION:
---------------------                           ----------------------------------------------------------------------------------
  Enterprise Value/Net Sales                              5.9 x                 $ 4.3                        $25.59          $7.15
ACQUISITION PREMIUM: [2]
  1 Day Prior to Announcement                           102.8%                  $12.6                        $25.58          $7.15
  1 Week Prior to Announcement                          253.1%                    7.2                         25.58           7.15
  4 Weeks Prior to Announcement                          95.9%                   13.1                         25.58           7.15
                                                ----------------------------------------------------------------------------------

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[1] Data are for the last twelve months ended November 31, 1998.
[2] Based on the bid price on the appropriate date.
[3] Each Comparable group is evaluated separately, then together. Net cash is excluded from Enterprise Value.
[4] Comparable weightings are 60% smaller ERP developers; 20% larger ERP developers; 20% CAD developers.
[5] For comparison, ICIQ's net cash ($8.415 MM) is subtracted from its bid price and from its Enterprise Value.

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                    INVESTMENT BANKING SERVICES SINCE 1932